Third Quarter 2022 Earnings Call October 21, 2022 Exhibit 99.2

FORWARD-LOOKING STATEMENTS This investor presentation contains forward-looking statements, as defined by federal securities laws, including statements about CapStar Financial Holdings, Inc. (“CapStar”) and its financial outlook and business environment. All statements, other than statements of historical fact, included in this release and any oral statements made regarding the subject of this release, including in the conference call referenced herein, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are “forward-looking statements“ within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1955. The words “expect“, “anticipate”, “intend”, “may”, “should”, “plan”, “believe”, “seek“, “estimate“ and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, including, but not limited to: (I) deterioration in the financial condition of borrowers of the Company and its subsidiaries, resulting in significant increases in loan losses and provisions for those losses; (II) the effects of the emergence of widespread health emergencies or pandemics, including the magnitude and duration of the Covid-19 pandemic and its impact on general economic and financial market conditions and on the Company’s customer’s business, results of operations, asset quality and financial condition; (III) the ability to grow and retain low-cost, core deposits and retain large, uninsured deposits, including during times when the Company is seeking to lower rates it pays on deposits; (IV) the impact of competition with other financial institutions, including pricing pressures and the resulting impact on the Company’s results, including as a result of compression to net interest margin; (V) fluctuations or differences in interest rates on loans or deposits from those that the Company is modeling or anticipating, including as a result of the Company’s inability to better match deposit rates with the changes in the short term rate environment, or that affect the yield curve; (VI) difficulties and delays in integrating required businesses or fully realizing cost savings or other benefits from acquisitions; (VII) the Company‘s ability to profitably grow its business and successfully execute on its business plans; (VIII) any matter that would cause the Company to conclude that there was impairment of any asset, including goodwill or other intangible assets; (IX) the vulnerability of the Company’s network and online banking portals, and the systems of customers or parties with whom the Company contracts, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches; (X) the availability of and access to capital; (XI) adverse results (including costs, fines, reputational harm, inability to obtain necessary approvals, and/or other negative affects) from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the Covid-19 pandemic; and (XII) general competitive, economic, political and market conditions. Additional factors which could affect the forward-looking statements can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed with the SEC. The Company disclaims any obligation to update or revise any forward-looking statements contained in this press release (we speak only as of the date hereof ), whether as a result of new information, future events, or otherwise.   NON-GAAP MEASURES This investor presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). This financial information may include certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations. Such measures may include: “Efficiency ratio – operating,” “Expenses – operating,” “Earnings per share – operating,” “Diluted earnings per share – operating,” “Tangible book value per share,” “Return on common equity – operating,” “Return on tangible common equity – operating,” “Return on assets – operating”, "Tangible common equity to tangible assets" or other measures. Management may include these non-GAAP measures because it believes these measures may provide useful supplemental information for evaluating CapStar’s underlying performance trends. Further, management uses these measures in managing and evaluating CapStar’s business and intends to refer to them in discussions about our operations and performance. Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non-GAAP Reconciliation Tables’ included in the exhibits to this presentation. Disclosures

Executing on strategic objectives Enhance profitability and earnings consistency Accelerate organic growth Maintain sound risk management Execute disciplined capital allocation Third quarter results Earnings per share of $0.37 Average loan growth of 9.2% annualized, NIM of 3.50% and net charge-offs of 0.02% Unusual items include: $2.1 million loss related to disposition or transfer of remaining Tri-Net loans $2.2 million related to two operational losses for which the bank is seeking possible recovery ($0.8) million of voluntary executive incentive reversal Adjusted for unusual items Earnings per share of $0.50 Positive operating leverage with $0.6 million of revenue growth and $0.8 million of expense reduction resulting in $1.3 million of pretax preprovision growth Efficiency ratio of 52.81% and ROA of 1.39% Investments Additional Asheville and Knoxville Commercial Relationship Managers Additional Correspondent Banker 3Q22 Highlights

3Q22 Financial Results

Financial Results (Dollars in millions, except per share data) GAAP 3Q22 Favorable/(Unfavorable)   2Q22 3Q21 Net Interest Income $25.55 5% 11% Noninterest Income $3.27 -44% -72% Revenue $28.82 -5% -17% Noninterest Expense $17.74 -4% 3% Pre-tax Pre-provision Income $11.08 -16% -32% Provision for Loan Losses $0.87 -3% 100% Net Income $8.19 -18% -37% Diluted Earnings per Share $0.37 -18% -37%

Key Performance Indicators

(Dollars in millions, except for per share data)		3Q22	2Q22	3Q21
Profitability	Net Interest Margin[1]	3.50%	3.41%	3.12%
	Efficiency Ratio[2]	61.53%	56.32%	53.06%
	Pretax Preprovision Income / Assets[3]	1.40%	1.70%	2.03%
	Return on Average Assets	1.03%	1.28%	1.64%
	Return on Average Tangible Equity	10.24%	12.74%	16.28%
Growth	Total Assets (Avg)	$3,147	$3,129	$3,171
	Total Deposits (Avg)	$2,659	$2,665	$2,732
	Total Loans HFI (Avg) (Excl PPP)	$2,240	$2,144	$1,790
	Diluted Earnings per Share	$0.37	$0.45	$0.59
	Tangible Book Value per Share	$13.73	$14.17	$14.53
Soundness	Net Charge-Offs to Average Loans (Annualized)	0.02%	0.00%	0.05%
	Non-Performing Assets / Loans + OREO	0.30%	0.11%	0.20%
	Allowance for Loan Losses + Fair Value Mark / Loans Excl PPP	1.09%	1.09%	1.41%
	Common Equity Tier 1 Capital	12.70%	12.87%	13.95%
	Total Risk Based Capital	14.59%	14.79%	16.23%

(1) Calculated on a tax equivalent basis.
(2) Efficiency ratio is Noninterest expense divided by the sum of net interest income and noninterest income.
(3) Pre-tax Pre-provision ROA calculated as ROA excluding the effect of income tax expense and provision expense.

CAPSTAR FINANCIAL HOLDINGS, INC.
6

Net Interest Income / Margin(1) Calculated on a tax equivalent basis. Net interest income was $25.6MM, an increase of $1.1MM. Favorable impact: Loan rate increases $2.5MM Loan growth $0.8MM Cash and Investments volumes and rates $0.3MM One additional day’s interest $0.2MM Unfavorable impact: Deposit rate increases $2.5MM Deposit and borrowing growth $0.2MM NIM was 3.50% and increased 9 bps vs 2Q22 primarily related to loan growth and market rate increases NII and NIM outlook Earning asset mix shift in recent quarters has boosted net interest income Essentially neutral to further rate hikes Loan pricing headwind as competitor pricing lags recent market rate increases Deposit pricing pressure has increased Strong loan pipeline and production provide opportunity for continued NII growth

Deposit Growth and Costs Deposit pricing pressure has risen as cumulative Fed rate hikes increase and more rate sensitive customers explore options Total average deposits declined $5.3MM during the quarter $69MM Correspondent decline $36MM bank customer decline $100MM brokered CD increase Total deposit cost was 0.62%, up 39 bps vs. 2Q22 Disciplined pricing of deposits, focused on optimizing profitability while remaining competitive to retain and attract core relationships

Loan Growth and Yields



Total Loans (QTR Avg)
In millions
$2,300
$2,200
$2,100
$2,000
$1,900
$1,800
$1,700
$1,600
$1,885
$95
$1,888
$42
$1,846
$2,002
$14
$1,988
$2,148
$3
$2,144
$2,241
$1
$2,240
3Q21
4Q21
1Q22
2Q22
3Q22
Loans HFI (Excl PPP)
PPP Loans



Loan Yields
Excluding HFS
4.80%
4.60%
4.40%
4.20%
4.00%
3.80%
3.60%
4.41%
4.47%
3.97%
4.25%
4.62%
3Q21
4Q21
1Q22
2Q22
3Q22

- Average HFI loan growth (excluding PPP and the Tri-Net transfer) of 9.2% and 6.3% EOP
- 3Q22 production of $191MM (annualized $758MM) in HFI loans
  - 2021 - $674MM
  - 2020 - $445MM
  - 2019 - $296MM
- Commercial loan pipeline exceeds $550MM
  - Strong contribution across markets
  - Limiting CRE due to softening economy and to better align loan and deposit growth
- 3Q22 loan yield increased 37 bps vs 2Q22
  - 39 bps due to loan coupon
  - Offset slightly by 2 bps due to loan fees and higher cost accretion
  - Disciplined pricing with 3Q22 matched funding spread of ~1.88% at time of funding
    - originations lower than targeted spreads given lagged competitor response to market rates
    - spread lower than term sheet date due to market rate increases prior to close

CAPSTAR FINANCIAL HOLDINGS, INC.
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Noninterest Income   Three Months Ended (Dollars in thousands) September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 Noninterest Income  Deposit Service Charges $ 1,251 $ 1,182 $ 1,142 $ 1,117 $ 1,187 Interchange and Debit Transaction Fees 1,245 1,336 1,222 1,261 1,236 Mortgage Banking 765 1,705 1,966 2,740 4,693 Tri-Net (2,059) (73) 2,171 3,996 1,939 Wealth Management 385 459 440 438 481 SBA Lending 560 273 222 279 911 Net Gain on Sale of Securities 7 0 0 8 7 Other 1,118 994 1,926 1,295 1,197 Total Noninterest Income $ 3,272 $ 5,876 $ 9,089 $ 11,134 $ 11,651 Average Assets $ 3,146,852 $ 3,128,864 $ 3,153,320 $ 3,159,308 $ 3,171,182 Noninterest Income / Average Assets 0.41% 0.75% 1.17% 1.40% 1.46% Revenue 28,825 $ 30,316 $ 30,229 $ 34,126 $ 34,615 % of Revenue 11.35% 19.38% 30.07% 32.63% 33.66% Stable deposit and interchange revenue Mortgage revenue impacted by limited supply and increased rates $2.1MM Tri-Net loss related to the sale and transfer of remaining Tri-Net loans SBA progress and positive outlook with additional hires

Noninterest Expense Three Months Ended (Dollars in thousands) September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 Noninterest Expense  Salaries and Employee Benefits $ 8,235 $ 9,209 $ 10,269 $ 10,549 $ 10,980 Data Processing and Software 2,861 2,847 2,647 2,719 2,632 Occupancy 1,092 1,076 1,099 1,012 1,028 Equipment 743 783 709 867 760 Professional Services 468 506 679 521 469 Regulatory Fees 269 265 280 284 279 Acquisition Related Expenses - - - - - Amortization of Intangibles 415 430 446 461 477 Other 3,652 1,959 1,607 2,269 1,741 Total Noninterest Expense $ 17,735 $ 17,075 $ 17,736 $ 18,682 $ 18,366 Efficiency Ratio 61.53% 56.32% 58.67% 54.74% 53.06% Average Assets $ 3,146,852 $ 3,128,864 $ 3,153,320 $ 3,159,308 $ 3,171,182 Noninterest Expense / Average Assets 2.24% 2.19% 2.28% 2.35% 2.30% FTE 387 391 397 397 392             Strong expense discipline with adoption of productivity mindset across the organization Quarter includes $2.2MM of operational losses and $0.8MM of executive incentive reversal Other expenses declined $0.5MM from 2Q22 Reduced Mortgage support staff positions which will result in approximately $400K of annualized savings

Risk Management

Loan Portfolio Performance (1) Net charge-offs remained low and have averaged less than $98K over the last 8 quarters Past Due increase related to: two credits totaling $8.3MM for which the Company feels the risk of loss is minimal matured loans not renewed totaling $1.6MM three fully guaranteed PPP loans totaling $0.4MM 15% improvement in Criticized and Classified loans

Allowance for Loan Losses Provision of $867K for the quarter comprised of: $0.5MM provision assigned to loan growth $0.6MM reduction in qualitative pandemic assessment related primarily to upgrade of one credit $1.0MM additional qualitative reserve related to current economic environment $0.1MM reduction in historical loss factors The Allowance for Loan Losses at 3Q22 of $22.4MM plus the $2.5MM fair value mark on acquired loans was 1.09% of non-PPP Loans As expected, given ongoing PPP loan forgiveness, PPP loans had no material Q3 impact on these ratios. (1) PPP Loan balances net of unearned fees as of 9/30/2022. (1)

Profitability & Capital Management

Capital Allocation Strategies Internal Investment Primary Focus – investing in our core business Seeking organic growth that meets or exceeds our cost of capital Chattanooga, Knoxville, and Rutherford/Williamson markets current loan outstandings ~$630MM Dividends Targeting 20-30% payout ratio Paid $0.10 dividend per share in 2Q22, an increase from $0.06 Share Repurchase At times, our stock is our best investment $30MM authorization 299,206 shares purchased year-to-date $23.9MM remaining M&A Must have strong strategic rationale Disciplined pricing 1 2 3 (1) (1) (1) (1) (1) Source: S&P Capital IQ, Peer Medians based on Selected Nationwide Major Exchange Banks and Thrifts with Assets $2.0 Billion - $6.5 Billion as of 2Q22. 4

Looking Forward

$16.3MM conservative - 2022 budget is $16.2 quarterly 4Q22 Outlook As of October 2022 Economy Increase in the Fed Funds rate over the next year with further yield curve inversion A potential for slower economic growth or recession Loan Growth Targeting high single digit loan growth with appropriate spreads to align with funding trends Deposit Growth Continuing to develop deposit capabilities to provide an improved long-term funding base Disciplined use of alternative funding such as brokered CDs and wholesale funding Net Interest Income Strong loan pipeline and production provide opportunity for continued NII growth Deposit pricing pressure has increased as more rate sensitive customers are more aggressively exploring options Loan pricing headwind as competitors have not fully responded to market rate increases Anticipate our net interest margin to be flat or in this range Provision Expense Continued low net charge-offs and stable credit trends though not immune to economic conditions Adoption of CECL 1/1/23 Non-Interest Income Challenging near-term Mortgage environment. Reduced support staff positions approximately $400K annualized in late 3Q22. Favorable long-term outlook given strong markets, strength of Mortgage team, and purchase money focus. Tri-Net production paused pending market stabilization. 4Q22 SBA fees of $750,000 to $1MM. Actively recruiting additional SBA team. Non-Interest Expense Bank-only expense of approximately $16.5MM per quarter Income Taxes Expected tax rate to remain at approximately 20% for 2022 Capital Progression toward targeted capital levels through loan growth, in-market and new market lift-outs, increased dividends, and share repurchases

Investment Thesis Quality Management Team Strong operational and capital allocation experience Insiders own ~10% of the company Shareholder-friendly culture Catalyst for Improved Profitability and Growth Excess capital levels available to support balance sheet growth or share repurchases Opportunity to lever expenses from bankers added in 2021 and 2022 Specialty Banking fee businesses provided limited contribution YTD Repeatable Investment Opportunities Beneficiary of significant in-migration and growing number of dissatisfied large regional bank customers Lift-out opportunities of bankers who value an entrepreneurial culture and size where they make an impact M&A available to capitalize on continued consolidation Attractive Valuation Strong operating performance and franchise scarcity value Opportunity for superior shareholder returns through multiple expansion and earnings growth

Appendix: Other Financial Results and Non-GAAP Reconciliations

  (Dollars in thousands, except per share information) September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 TANGIBLE EQUITY Total Shareholders’ Equity $ 347,518 $ 357,735 $ 368,917 $ 380,094 $ 370,328 Less: Intangible Assets 46,468 46,883 47,313 47,759 48,220 Tangible Equity 301,050 310,852 321,604 332,335 322,108 TANGIBLE EQUITY TO TANGIBLE ASSETS Tangible Equity $ 301,050 $ 310,852 $ 321,604 $ 332,335 $ 322,108 Total Assets 3,166,687 3,096,537 3,190,749 3,133,046 3,112,127 Less: Intangible Assets 46,468 46,883 47,313 47,759 48,220 Tangible Assets 3,120,219 3,049,654 3,143,436 3,085,287 3,063,907 Tangible Equity to Tangible Assets 9.65% 10.19% 10.23% 10.77% 10.51% TANGIBLE BOOK VALUE PER SHARE, REPORTED Tangible Equity $ 301,050 $ 310,852 $ 321,604 $ 332,335 $ 322,108 Shares of Common Stock Outstanding 21,931,624 21,934,554 22,195,071 22,166,129 22,165,760 Tangible Book Value Per Share, Reported $13.73 $14.17 $14.49 $14.99 $14.53 Non-GAAP Financial Measures

  Three Months Ended (Dollars in thousands, except per share information) September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 RETURN ON AVERAGE TANGIBLE EQUITY (ROATE) Total Average Shareholders’ Equity $ 364,140 $ 361,150 $ 380,039 $ 377,357 $ 367,807 Less: Average Intangible Assets 46,737 47,160 47,604 48,054 48,527 Average Tangible Equity 317,403 313,990 332,435 329,303 319,280 Net Income 8,193 9,972 10,673 12,470 13,102 Return on Average Tangible Equity (ROATE) 10.24% 12.74% 13.02% 15.02% 16.28% Non-GAAP Financial Measures

  Three Months Ended (Dollars in thousands, except per share information) September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 ADJUSTED NET INCOME Net Income $ 8,193 $ 9,972 $ 10,673 $ 12,470 $ 13,102 Add: Operational Losses 2,197 - - - - Add: Tri-Net Losses 2,059 - - - - Less: Executive Incentive Reversal (770) - - - - Less: Income Tax Impact (680) - - - - Adjusted Net Income $ 10,999 $ 9,972 $ 10,673 $ 12,470 $ 13,102 ADJUSTED DILUTED NET INCOME PER SHARE Adjusted Net Income $ 10,999 $ 9,972 $ 10,673 $ 12,470 $ 13,102 Average Diluted Shares Outstanding 21,988,085 22,074,260 22,254,644 22,221,989 22,218,402 Adjusted Diluted Net Income per Share $0.50 $0.45 $0.48 $0.56 $0.59 ADJUSTED RETURN ON AVERAGE ASSETS (ROAA) Adjusted Net Income $ 10,999 $ 9,972 $ 10,673 $ 12,470 $ 13,102 Total Average Assets 3,146,852 3,128,864 3,153,320 3,159,308 3,171,182 Adjusted Return on Average Assets (ROAA) 1.39% 1.28% 1.37% 1.57% 1.64% Non-GAAP Financial Measures Adjusted results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations above using an income tax rate of 19.50%.

  Three Months Ended (Dollars in thousands, except per share information) September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 ADJUSTED NONINTEREST EXPENSE Noninterest Expense $ 17,735 $ 17,075 $ 17,736 $ 18,682 $ 18,366 Less: Operational Losses (2,197) - - - - Add: Executive Incentive Reversal 770 - - - - Adjusted Noninterest Expense $ 16,308 $ 17,075 $ 17,736 $ 18,682 $ 18,366 ADJUSTED NONINTEREST INCOME Noninterest Income $ 3,272 $ 5,876 $ 9,089 $ 11,134 $ 11,651 Add: Tri-Net Loss 2,059 - - - - Adjusted Noninterest Income $ 5,331 $ 5,876 $ 9,089 $ 11,134 $ 11,651 ADJUSTED EFFICIENCY RATIO Adjusted Noninterest Expense $ 16,308 $ 17,075 $ 17,736 $ 18,682 $ 18,366 Net Interest Income 25,553 24,440 21,140 22,992 22,964 Adjusted Noninterest Income 5,331 5,876 9,089 11,134 11,651 Adjusted Total Revenues 30,884 30,316 30,229 34,126 34,615 Adjusted Efficiency Ratio 52.81% 56.32% 58.67% 54.74% 53.06% Non-GAAP Financial Measures Adjusted results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations above using an income tax rate of 19.50%.

  (Dollars in thousands, except per share information) September 30, 2022 June 30, 2022 ANNUALIZED LOANS HELD FOR INVESTMENT GROWTH EXCLUDING PPP AND TRI-NET TRANSFERS Average loans held for investment $ 2,241,382 $ 2,147,750 Less: Average PPP Loans (834) (3,337) Less: Average Tri-Net transfers from held for sale to held for investment (106,590) (58,757) Loans held for investment excluding PPP loans and Tri-Net transfers 2,133,958 2,085,656 Annualized loans held for investment growth excluding PPP and Tri-Net transfers 9.2% Non-GAAP Financial Measures

CapStar Financial Holdings, Inc. 1201 Demonbreun Street, Suite 700 Nashville, TN 37203 Mail: P.O. Box 305065 Nashville, TN 37230-5065 (615) 732-6400 Telephone www.capstarbank.com (615) 732-6455 Email: ir@capstarbank.com Contact Information Investor Relations Executive Leadership Mike Fowler Chief Financial Officer CapStar Financial Holdings, Inc. (615) 732-7404 Email: mike.fowler@capstarbank.com Corporate Headquarters